Provisions	12 Months Ended
Dec. 31, 2021
Disclosure of provisions [text block] [Abstract]
Provisions
15.	Provisions

This caption is made up as follows:

	Workers’ profit-sharing	Long-term incentive plan	Quarry Rehabilitation provision	Provision of legal contingencies	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

At January 1, 2020	13,903	8,514	1,829	1,915	26,161
Additions, note 23	9,513	5,759	7,775	1,175	24,222
Exchange difference	-	-	728	-	728
Unwinding of discounts, note 26	-	343	84	-	427
Payments and advances	(14,036)	(2,526)	(255)	-	(16,817)

At December 31, 2020	9,380	12,090	10,161	3,090	34,721

Current portion	9,380	-	-	-	9,380
Non-current portion	-	12,090	10,161	3,090	25,341
	9,380	12,090	10,161	3,090	34,721

At January 1, 2021	9,380	12,090	10,161	3,090	34,721
Additions, note 23	25,165	9,763	-	-	34,928
Exchange difference	-	-	1,060	-	1,060
Unwinding of discounts, note 26	-	660	75	-	735
Change in estimate	-	-	(260)	-	(260)
Payments and advances	(10,276)	-	-	-	(10,276)

At December 31, 2021	24,269	22,513	11,036	3,090	60,908

Current portion	24,269	-	-	-	24,269
Non-current portion	-	22,513	11,036	3,090	36,639
	24,269	22,513	11,036	3,090	60,908

Workers’ profit sharing -

In accordance with Peruvian legislation, the Group is obliged to pay between 8% and 10% of annual taxable income. Distributions to employees under the plan are based 50% on the number of days that each employee worked during the preceding year and 50% on proportionate annual salary levels.

Long-term incentive plan -

In 2011, the Group implemented a compensation plan for its key management. This long-term benefit is payable in cash, based on the salary of each officer and depends on the years of service of each officer in the Group. According to the latest plan update, the executive would receive the equivalent of an annual salary for each year of service beginning to accrue from 2019. This benefit accrues and accumulates for each officer and is payable in two moments: the first payment will be made on the sixth year since the creation of this bonus plan, and the last payment at the end of the ninth year from the creation of the plan. If the executive decides to voluntarily leave the Group before a scheduled distribution, they will not receive this compensation. The Group used the Projected Unit Credit Method to determine the present value of this deferred obligation and the related current deferred cost, considering the expected increases in salary base and the corresponding current government bond discount rate (risk-free rate).

Quarry Rehabilitation provision -

As of December 31, 2021 and 2020, it corresponds to the provision for the future costs of rehabilitating the quarries exploited in Company’s operations. The provision has been created based on studies made by internal specialists. Management believes that the assumptions used, based on current economic environment, are a reasonable basis upon which to estimate the future liability. These estimates are reviewed regularly to consider any material change to the assumptions. However, actual quarry rehabilitation costs will ultimately depend upon future market prices for the necessary decommissioning works required to reflect future economic conditions.

Future cash flows have been estimated based on financial budgets approved by Management. The range of the risk-free discount rate in dollars used in the calculation of the provision as of December 31, 2021 was from 0.12 to 1.94 and the risk-free discount rate in dollars used in the calculation of the provision as of December 31 of 2020 was from 0.06 to 1.65

Management expects to incur a significant part of this obligation in the medium and long-term. The Group estimates that this liability is sufficient according to the current environmental protection laws approved by the Ministry of Energy and Mines.